Rule 497(e)
                                                       File Nos. 33-54012 and
                                                       811-7328


                       THE HANOVER INVESTMENT FUNDS, INC.

                   The Hanover Short Term U.S. Government Fund
                   The Hanover U.S. Government Securities Fund
                        The Hanover Blue Chip Growth Fund
                  The Hanover Small Capitalization Growth Fund
                         The Hanover American Value Fund

                  Prospectus Supplement dated December 19, 1995



     In August 1995 Chemical Banking Corporation ("Chemical") and The Chase Manhattan Corporation ("Chase") announced that they had entered into a merger agreement. Following the merger of these two bank holding companies, The Chase Manhattan Bank, N.A. will be merged with and into Chemical Bank, at which time Chemical Bank will assume the Chase Manhattan name.

     In anticipation of the consummation of the foregoing mergers, the Board of Directors of The Hanover Investment Funds, Inc. (the "Company"), which is affiliated with Chemical, and the Board of Trustees of Mutual Fund Group ("Vista"), a mutual fund company affiliated with Chase, each have approved an Agreement and Plan of Reorganization and Liquidation (the "Agreement") to be entered into by the Company and Vista. The Agreement provides that, subject to certain conditions, including approval of the Agreement by the shareholders of the Company and consummation of the merger of Chemical and Chase, each investment portfolio of the Company listed above will sell all of its assets and liabilities to a corresponding existing or newly-created investment portfolio of Vista, in exchange for the issuance by Vista of shares of the respective acquiring investment portfolio. The value of the shares of a portfolio of Vista issued in connection with the contemplated transaction will equal the value of the net assets of the corresponding portfolio of the Company being sold. Each portfolio of the Company will distribute to its shareholders the shares of a particular class or classes received from Vista in cancellation of a corresponding class or classes of the outstanding shares of the Company, and shareholders of the Company will become shareholders of Vista. The total net asset value of the holdings of the shareholders of the Company immediately before and after the contemplated transaction will be the same. The Agreement provides that, subject to the satisfaction of the conditions contained therein, the transaction will be consummated before July 31, 1996.